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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                                                                   July 22, 2002
Date of Report (Date of earliest event reported) ...............................



                             TRANSBOTICS CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)



Delaware                               0-18253                        56-1460497
 ...............................................................................
(State or other                  (Commission                  (I.R.S. Employer
 jurisdiction                             File Number)        Identification No)
 of incorporation)



3400 Latrobe Drive                     Charlotte NC                        28211
 ...............................................................................
           (Address of principal executive offices)         (Zip Code)



                                                                  (704) 362-1115
Registrant's telephone number, including area code .............................


 ..............NDC AUTOMATION, INC. d/b/a TRANSBOTICS CORPORATION ..............
          (Former name or former address, if changed since last report)


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Item 5.  Other event

         Charlotte, NC, July 22, 2002, NDC Automation, Inc. (OTC Bulletin Board Symbol "AGVS.OB") announced effective July 23, 2002 its name is officially changed to Transbotics Corporation. As part of the change, the Company's stock symbol is being changed from AGVS to TNSB. All trading under the new symbol will also be effective July 23, 2002. The Company will issue new stock certificates to its stockholders of record to reflect the above changes.

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Transbotics Corporation


Date:  July 22, 2002                      By:    /s/ Claude Imbleau
                                             -----------------------------------
                                                           Claude Imbleau
                                                           President